UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 4, 2017

__________________________

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
149 Commonwealth Drive Menlo Park, CA 94025
(Address of principal executive offices, with zip code)

(650) 327-3270 (Registrant’s telephone number, including area code) Not Applicable (Former name or former, address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 4, 2017, Corcept Therapeutics Incorporated (“Corcept”) entered into a distribution services agreement (the “Agreement”) with Optime Care, Inc. (“Optime”) to provide specialty pharmacy services to Corcept.

Under the terms of the Agreement, subject to certain exceptions, Optime will act as the exclusive specialty pharmacy distributor of Korlym® in the United States for the term of the Agreement. Optime will provide services related to pharmacy operations; patient intake, access and reimbursement; patient support; claims management and accounts receivable; and reporting. The initial term of the Agreement is five years from the effective date of August 4, 2017, unless earlier terminated pursuant its terms. The Agreement may be extended by the mutual written agreement of the parties. Under the terms of the Agreement, Optime will dispense Korlym to patients.  Ownership of each Korlym shipment will pass directly to the patient when the patient receives it. At no time will Optime have title to the Korlym product.

The Agreement contains customary termination provisions, representations, warranties and covenants. Subject to certain limitations, Corcept will indemnify Optime for third-party claims related to Korlym.  Each party will indemnify the other for certain breaches of representations, warranties, covenants and other specified matters.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which will be filed as an exhibit to Corcept’s Quarterly Report on Form 10-Q for the period ending September 30, 2017.

Item 1.02 Termination of a Material Definitive Agreement.

On August 4, 2017, Corcept terminated the pharmaceutical manufacturer services agreement between itself and Dohmen Life Science Services, LLC (“Dohmen,” as successor to Centric Health Resources), dated as of  May 21, 2013, as amended July 22, 2013 and again on October 6, 2014 (together, the “Dohmen Agreement”), pursuant to Section 5.2.2 of the Dohmen Agreement.

The material terms of the Dohmen Agreement are described in Corcept’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2013, as qualified by reference to the original agreement, a copy of which was filed as an exhibit to Corcept’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2013, the first amendment thereto, a copy of which was filed as an exhibit to Corcept’s Quarterly Report on Form 10-Q filed with the SEC on August 9, 2013, and the second amendment thereto, a copy of which was filed as an exhibit to Corcept’s Annual Report on Form 10-K filed with the SEC on March 13, 2015, which are incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ G. Charles Robb
Name: G. Charles Robb
Title: Chief Financial Officer and Secretary

Date: August 7, 2017